EXHIBIT 99.1

Unrivaled Brands, Inc. To Report Third Quarter 2021 Financial Results

SANTA ANA, Calif., Nov 9, 2021 (GLOBE NEWSWIRE) -- Unrivaled Brands, Inc.,  (OTCQX:UNRV) ("Unrivaled" or the "Company"), a multi-state vertically integrated company focused on the cannabis sector with operations in California, Oregon and Nevada,  today announced that that the Company will report financial results for the quarter ended September 30, 2021 on Monday, November 15, 2021.

The Company will host a conference call at 4:30 p.m. Eastern Time on Monday, November 15, 2021 to discuss its financial results and business highlights.

Interested parties may listen to the call by dialing:

Toll-Free: 1-800 954 0633

Toll / International: 1-212 231 2902

Conference ID: 21999089

The conference call will also be available via a live, listen-only webcast and can be accessed through the Investor Relations section of Terra Tech’s website at www.unrivaledbrands.com

Securities Disclosure

This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of the Company's securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Unrivaled Brands

Unrivaled Brands is a multi-state vertically integrated company focused on the cannabis sector with operations in California, Oregon, and Nevada. In California, Unrivaled Brands operates four dispensaries, direct to consumer delivery, a state-wide distribution network, company-owned brands, and two cultivation facilities. In Oregon, we operate a state-wide distribution network, company-owned brands and outdoor and greenhouse cultivation. In Nevada, by way of a joint venture, Unrivaled Brands operates a cultivation and manufacturing facility. Unrivaled Brands is home to Korova, a market leader in high potency products across multiple product categories, currently available in California, Oregon, Arizona, and Oklahoma, and also produces various products under the Sticks and Cabana brands. For more info, please visit: https://unrivaledbrands.com.

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Cautionary Language Concerning Forward-Looking Statements

Certain statements contained in this communication regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding management's intentions, plans, beliefs, expectations, or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors.

New factors emerge from time to time and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks, as well as other risks associated with the combination, will be more fully discussed in our reports with the SEC. Additional risks and uncertainties are identified and discussed in the "Risk Factors" section of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. Forward-looking statements included in this release are based on information available to Company as of the date of this release. The Company undertakes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this release.

Contact
Jason Assad
Jassad@unrivaledbrands.com

678-570-6791

For media inquiries:
Nic Johnson
Russo Partners
Nic.johnson@russopartnersllc.com
303-482-6405

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